EXHIBIT 10.43

January 9, 2006

Via Facsimile

CECO Environmental Corp.

CECO Group, Inc.

CECO Filters, Inc.

New Busch Co., Inc.

The Kirk & Blum Manufacturing Company

KBD/Technic, Inc.

CECOaire, Inc.

CECO Abatement Systems, Inc.

3120 Forrer Street

Cincinnati, Ohio 45209

Ann: Mr. Richard J. Blum, President

Re:	Credit Agreement dated as of December 29, 2005 (the “Credit Agreement”) among CECO Environmental Corp., CECO Group, Inc., and their respective subsidiaries which are Borrowers thereunder: CECO Filters, Inc., New Busch Co., Inc., The Kirk & Blum Manufacturing Company, KBD/Technic, Inc., CECOaire, Inc. and CECO Abatement Systems, Inc. (collectively, the “Borrowers”) and Fifth Third Bank (“Lender”) (capitalized terms used, but not defined, in this letter will have the meanings given to them in the Credit Agreement).

Dear Mr. Blum:

Lender has been advised that, in connection with the exercise (“Warrant Exercise”) of certain warrants issued to Phillip DeZwirek to purchase the capital stock of CECO Environmental Corp. (the “Company”), the Company will receive net cash proceeds in the aggregate approximate amount of $1,700,000 (the “Proceeds”). Lender has been further advised that the Company desires to use the Proceeds to pay accrued and unpaid interest on and/or principal of (“CECO Note Payment”) any or all of the following Indebtedness (collectively, the “CECO Parent Notes”) evidenced by that certain: (i) Fourth Amended and Restated Replacement Promissory Note, dated December 29, 2005, from the Company to Green Diamond in the original principal amount of $5,441,315, (ii) Second Amended and Restated Replacement Promissory Note, dated December 29, 2005, from the Company to Green Diamond in the original principal amount of $1,290,477, (iii) Amended and Restated Replacement Promissory Note, dated May 1, 2001, in the original principal amount of $500,000 from the Company to Mr. Sandler, and (iv) Second Amended and Restated Replacement Promissory Note, dated May 28, 2002, in the original principal amount of $500,000 from the Company to ICS. Borrowers represent to Lender that no Event of Default, and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the date hereof or will be created by the transactions contemplated hereby.

Lender hereby consents, without representation, warranty or recourse and upon the conditions hereof, to the application of the Proceeds as a CECO Note Payment on the CECO Parent Notes. Notwithstanding anything to the contrary in the foregoing, Lender’s consent to the application of the Proceeds as a CECO Note Payment on the CECO Parent Notes, all as contemplated herein, is expressly conditioned upon (i) the Proceeds being first deposited by the Company into the Company’s Scotiabank account and then used to make the CECO Note Payment on the CECO Parent Notes out of those same funds in that Scotiabank account, (ii) the Proceeds from the Warrant Exercise receiving accounting treatment as equity in the Company, (iii) any Proceeds remaining after making the CECO Note Payment being contributed by the Company into Borrowers to be used by them to pay down the Revolving Loans, and (iv) the Company’s providing to Lender an allocation of principal and interest paid on the CECO Parent Notes (by promissory note).

Under no circumstances should this letter be interpreted to constitute or be deemed to be a modification or amendment of the Credit Agreement or of any other Loan Document or any commitment by Lender to provide any future consent to the Company, Group or Borrowers.

This letter may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes.

FIFTH THIRD BANK

By:	/s/ Donald K. Mitchell
Donald K. Mitchell, Vice President

Accepted and Agreed to as of January 9, 2006:

CECO ENVIRONMENTAL CORP.

By:

Name:

Title:

CECO GROUP, INC.

By:

Name:

Title:

CECO FILTERS, INC.

By:

Name:

Title:

NEW BUSH CO., INC.

By:

Name:

Title:

THE KIRK & BLUM MANUFACTURING COMPANY

By:

Name:

Title:

KBD/TECHNIC, INC

By:

Name:

Title:

CECOAIRE, INC.

By:

Name:

Title:

CECO ABATEMENT SYSTEMS, INC.

By:

Name:

Title:

Consented to as of January 9, 2006:

Phillip DeZwirek